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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                FEBRUARY 3, 2005
                                -----------------

                                  GARTNER, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-14443               04-3099750
           --------                        -------               ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On February 3, 2005, Gartner, Inc. announced financial results for the quarter and year ended December 31, 2004. A copy of the Company's press release is furnished as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        -----------------------------------------------------------
99.1               Press Release issued February 3, 2005, with respect to
                   financial results for Gartner, Inc. (the "Company") for the quarter and year ended December 31, 2004.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Gartner, Inc.

Date: February 3, 2005                By:   /s/ Christopher Lafond
                                            ---------------------------------
                                            Christopher Lafond
                                            Executive Vice President,
                                            Chief Financial Officer




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                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        ------------------------------------------------------------
99.1               Press Release issued February 3, 2005, with respect to
                   financial results for Gartner, Inc. for the quarter and year ended December 31, 2004.